Exhibit 10.64


                        AMENDMENT NO. 4 TO LOAN AGREEMENT
                             DATED OCTOBER 25, 1996
               BY AND BETWEEN TANKNOLOGY-NDE INTERNATIONAL, INC.,
                           TANKNOLOGY/NDE CORPORATION,
                   TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC.,
                      PROECO, INC. AND 2368692 CANADA, INC.
                                       AND
                              BANK ONE, TEXAS, N.A.

     This Amendment No. 4 ("Fourth Amendment") to the Loan Agreement dated as of the 25th day of October, 1996, as amended (the "Loan Agreement"), by and among TANKNOLOGY-NDE INTERNATIONAL, INC. (formerly known as NDE ENVIRONMENTAL CORPORATION) ("NDE"), a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, 2368692 CANADA, INC. (formerly known as TANKNOLOGY CANADA (1988) INC.), a Canadian federal corporation, and TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC., a Delaware corporation (collectively, "Borrower") and BANK ONE, TEXAS, N.A., a national banking association (the "Bank") is entered into this 26th day of June 1998.

                              W I T N E S S E T H:

     WHEREAS, Borrower and Bank entered into the Loan Agreement on October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, and the Third Amendment dated December 23, 1997;

     WHEREAS, Borrower desires to increase the Revolving Commitment under the Loan Agreement;

     WHEREAS, Borrower desires to increase the advance rate on the Revolving Commitment under the Loan Agreement;

     WHEREAS, Borrower desires to include Borrower's Inventory in the Borrowing Base calculation;

     WHEREAS, Borrower desires to extend the Revolving Commitment Termination Date of the Revolving Note;

     WHEREAS, Bank is willing to agree to the foregoing in accordance with, and subject to, the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises herein contained, and each intending to be legally bound hereby, the parties agree as follows:

     I.   Amendments to Loan Agreement.

     Any and all references to "NDE ENVIRONMENTAL CORPORATION" as an existing Borrower is hereby replaced with "TANKNOLOGY-NDE INTERNATIONAL, INC." and any and all references to "TANKNOLOGY CANADA (1988) INC." as an existing Borrower is hereby replaced with "2368692 CANADA, INC."

     Article I, DEFINITIONS, is amended by revising the following defined terms (or their designated subparts) in their entirety to read as follows:

          "Accounts," "Chattel Paper," "Contracts," "Documents," "Equipment," "Fixtures," "General Intangibles," "Goods," "Instruments," and "Inventory", except as may be expressly provided otherwise in the Loan Agreement, shall have the same respective meanings as are given to those terms in the Uniform Commercial Code as presently adopted and in effect in the State of Texas.

          "Borrowing Base" means, at any time, the lesser of: (a) $9,000,000.00; or (b) the amount accurately computed on the Borrowing Base Certificate most recently delivered to, and accepted by, the Bank in accordance with Section 2.06 and other relevant provisions of this Agreement, and equal to eighty percent (80%) of Eligible Accounts of the Borrower, plus the lesser of (i) fifty percent (50%) of the then-current market value of Borrower's Inventory, or (ii) $500,000.00.

          "Eligible  Account"  . . . (N) No more  than 25% of  account  debtor's
          aggregate   account  total  fails  to  satisfy   clause  (H)  of  this
          definition;

          "Maximum Commitment Amount" means $9,000,000.00 as of the date of the Fourth Amendment.

          "Permitted Liens" . . . (I) Purchase money security interests granted to secure not more than eighty percent (80%) of the purchase price of assets, except as permitted by Sections 6.14 and 6.15, the purchase of which does not violate this Agreement or any instrument required hereunder;

          "Revolving Commitment Termination Date" means December 31, 2000.

          "Revolving Note" means that certain promissory note in the original face amount of $9,000,000.00 dated of even date with the Fourth Amendment made by the Borrower payable to the order of the Bank in the form attached as Exhibit "A" to the Fourth Amendment, together with all deferrals, renewals, extensions, amendments, modifications or rearrangements thereof, which promissory note shall evidence certain advances to the Borrower by the Bank pursuant to Section 2.01 of the Loan Agreement.

          "Term Note Rate" means a per annum interest rate equal to the BANK ONE Base Rate in effect from time to time plus one percent (1.0%).

     Article I, DEFINITIONS, is further amended by adding the following definition:

          "Fourth Amendment" means Amendment No. 4 to this Loan Agreement, executed by Borrower and Bank on June 26, 1998.

     Article II, THE LOAN, of the Loan Agreement is hereby amended by revising the following section in its entirety to read as follows:

     2.05 Payments of Term Loan Principal. For the period beginning on July 1, 1998 until December 1, 1998 principal payments of the Loan evidenced by the Term Note shall not be due, except as provided in Section 2.08. The principal of the Loan evidenced by the Term Note will be repaid in thirty-six (36) equal consecutive monthly installments in the amount of $100,000.00 each, beginning on January 1, 1999, and continuing on the first day of each calendar month thereafter until the Term Loan Maturity Date, when the entire unpaid principal amount then outstanding of the Term Note shall be due and payable.

     Section 5.21 of the Loan Agreement, as amended by the Third Amendment, is hereby amended by revising that section in its entirety to read as follows:

     5.21 Debt Service Coverage Ratio. Maintain a Debt Service Coverage Ratio of not less than 1.20 to 1.0: (a) for the six (6) months ending June 30, 1998, it shall be calculated on a six- month basis; (b) for the nine (9) months ending September 30, 1998, it shall be calculated on a nine-month basis; and (c) for the twelve (12) months ending December 31, 1998 and thereafter, it shall be calculated on a rolling four-quarter basis.

     Section 5.22 General and Administrative Expenses is hereby amended by replacing the reference therein to "30%" with "25%" and is further amended by replacing the reference therein to "December 31, 1997" with "June 30, 1998".

     Section 6.01 Other Indebtedness, as amended by the Third Amendment, is hereby further amended by replacing the reference in Subsection (I) to "$750,000.00" with "$1,000,000.00".

     Section 6.11 Restricted Payments, as amended by the Third Amendment, is hereby amended by moving the word "or" from immediately preceding Subsection (D) of that section to immediately preceding the period at the end of that section and is further amended by adding the following subsection thereto:

     "(E) use cash consideration for the purpose of any stock or asset acquisition of or from any Person in an amount that exceeds in the aggregate $2,000,000.00"

     Section 6.14 Capital Expenditures Limitation, as amended by the Third Amendment, is hereby further amended by replacing the clause therein which reads "$2,500,000.00 in the 1998 fiscal year" with "$3,000,000.00 in the 1998 fiscal year" and by replacing the clause therein which reads "not more than $750,000.00" with "not more than $1,000,000.00".

     "Exhibit A-1," the form of Revolving Note attached to the Loan Agreement, as amended by the Third Amendment and therein referred to as "Exhibit A", is hereby replaced with Exhibit "A" attached to the Fourth Amendment.

     "Exhibit B," the form of Compliance Certificate attached to the Loan Agreement, as amended by the Third Amendment, is hereby replaced with Exhibit "B" attached to the Fourth Amendment.

     "Exhibit C," the form of Borrowing Base Certificate attached to the Loan Agreement, as amended by the Third Amendment, is hereby replaced with Exhibit "C" attached to the Fourth Amendment.

     "Exhibit D-1" the form of Opinion of Counsel for Borrower attached to the Loan Agreement, as amended by the Third Amendment and therein referred to as "Exhibit G-1", is hereby replaced with Exhibit "D" attached to the Fourth Amendment.

     "Schedule 1.01(a), Collateral" attached to the Loan Agreement, as amended by the Second and Third Amendments, is hereby replaced with Schedule 1.01(a), Collateral attached to this Fourth Amendment.

     "Schedule 3.10, Collateral Documents" attached to the Loan Agreement is hereby replaced with Schedule 3.10, Collateral Documents attached to this Fourth Amendment.

     II. Conditions to the Effectiveness of the Fourth Amendment. As a condition to the effectiveness of the Fourth Amendment by Bank, Borrower has satisfied the following conditions:

          A. Receipt of Amended and Restated Revolving Note, Fourth Amendment and Certificate of Compliance. The Bank shall have received the Amended and Restated Revolving Note (the form of which is attached hereto as Exhibit "A"), multiple counterparts of this Fourth Amendment, as requested by the Bank and the Compliance Certificate duly executed by an authorized officer for each Borrower (the form of which is attached hereto as Exhibit "B");

          B. Receipt of Certified Copy of Corporate Proceedings and Certificate of Incumbency. The Bank shall have received from each Borrower copies of all resolutions of its board of directors with respect to the transactions set forth in this Fourth Amendment and the execution of this Fourth Amendment and the Amended and Restated Revolving Note, such copy or copies to be certified by the Secretary or an Assistant Secretary as being true and correct and in full force and effect as of the date hereof. In addition, the Bank shall have received from each Borrower a certificate of incumbency signed by the Secretary or an Assistant Secretary setting forth
     (a) the names of the officers executing this Fourth Amendment and the Amended and Restated Revolving Note, (b) the office(s) to which such Persons have been elected and in which they presently serve and (c) an original specimen signature of each such person.

          C. Receipt of the Certified Copy of Corporate Proceedings and Certificate of Incumbency. Bank shall have received from DH Holdings Corp. ("DHH"), copies of all resolutions of their boards of directors with respect to the transactions contemplated by the this Fourth Amendment and the First Amendment to the Intercreditor and Subordination Agreement, such copy or copies to be certified by the Secretary or an Assistant Secretary as being true and correct and in full force and effect as of the date hereof. In addition, the Bank shall have received from DHH a certificate of incumbency signed by the Secretary or an Assistant Secretary setting forth
     (a) the names of the officers executing First Amendment to the Intercreditor and Subordination Agreement, (b) the office(s) to which such Persons have been elected and in which they presently serve and (c) an original specimen signature of each such person.

          D. Receipt of the First Amendment to Intercreditor and Subordination Agreement. Borrower, DHH and Bank shall have entered into a First Amendment to Intercreditor and Subordination Agreement in the form attached as Exhibit "E".

          E. Receipt of the Second Amended and Restated Standby Commitment. Bank, Borrower and Proactive Partners, L.P. ("Proactive") shall have entered into a Second Amended and Restated Standby Commitment in the form attached as Exhibit "F".

          F. Facility Fee. As partial consideration for its agreement to the terms of the Fourth Amendment, Bank shall have received $40,000 prior to or contemporaneous with the execution of the Fourth Amendment.

          G. Borrower's Opinion of Counsel. Bank shall have received from counsel for Borrower written opinions in the form set forth on Exhibit "D" attached to the Fourth Amendment.

          H. Satisfaction of Conditions to Fourth Amendment. Upon the satisfaction of the conditions to the effectiveness of this Fourth Amendment, as set forth in this Article II hereof, Borrower shall execute and deliver to Bank a Certificate of Compliance, and if Bank has been reasonably satisfied that such conditions have been fulfilled, Bank shall contemporaneously provide a letter to Borrower and DHH stating "Bank One, Texas, N.A. is satisfied that the conditions set forth in Article II of the Fourth Amendment to that certain Loan Agreement dated October 25, 1996, among the Bank and Tanknology-NDE International, Inc. et al. have been fulfilled," whereupon this Fourth Amendment shall become effective.

     III. Reaffirmation of Representations and Warranties. To induce Bank to enter into this Fourth Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this Fourth Amendment and the performance by Borrower of its obligations under this Fourth Amendment are within the Borrower's corporate power, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of any agreement binding upon the Borrower.

          B. The Loan Agreement as amended by this Fourth Amendment represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

          C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.

     IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings herein.

     V. Reaffirmation of Loan Agreement. This Fourth Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.

     VI. Entire Agreement. The Loan Agreement, as hereby amended, embodies the entire agreement between Borrower and Bank, and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

     VII. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Fourth Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Fourth Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

     VIII. Severability. Whenever possible each provision of this Fourth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Fourth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Fourth Amendment.

     IX. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     X. Section Captions. Section captions used in this Fourth Amendment are for convenience of reference only, and shall not affect the construction of this Fourth Amendment.

     XI. Successors and Assigns. This Fourth Amendment shall be binding upon the Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and Bank, and the respective successors and assigns of Bank.

     XII. Non-Application of Chapter 15 of Texas Credit Codes. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to the Loan Agreement as hereby amended or any of the other Loan Documents or to the transactions contemplated hereby.

     XIII. Notice. THIS FOURTH AMENDMENT TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.


                                          BORROWER:

                                          TANKNOLOGY-NDE INTERNATIONAL, INC.
                                          (formerly known as NDE ENVIRONMENTAL
                                          CORPORATION)

                                          By:    //s// JAY ALLEN CHAFFEE
                                               -------------------------------
                                                   Jay Allen Chaffee
                              Chairman of the Board

                                          TANKNOLOGY/NDE CORPORATION

                                          By:    //s// JAY ALLEN CHAFFEE
                                               -------------------------------
                                                   Jay Allen Chaffee
                              Chairman of the Board

                                          TANKNOLOGY-NDE CONSTRUCTION
                                          SERVICES, INC.

                                          By:    //s// JAY ALLEN CHAFFEE
                                               -------------------------------
                                                   Jay Allen Chaffee
                              Chairman of the Board

                                          PROECO, INC.

                                          By:    //s// JAY ALLEN CHAFFEE
                                               -------------------------------
                                                   Jay Allen Chaffee
                              Chairman of the Board

                                          2368692 CANADA, INC.(formerly known as
                                          TANKNOLOGY CANADA (1988) INC.)

                                          By:    //s// JAY ALLEN CHAFFEE
                                               -------------------------------
                                                   Jay Allen Chaffee
                                                   President

                                          BANK:

                                          BANK ONE, TEXAS, N.A.


                                          By:    //s// Charles Kingswell-Smith
                                               -------------------------------
                             Charles Kingswell-Smith
                              Senior Vice President

                                SCHEDULE 1.01(a)

                                   COLLATERAL

Tanknology-NDE International, Inc.
         (a) Pledged Stock of Tanknology/NDE Corporation, a Delaware corporation, Tanknology-NDE Construction Services, Inc., a Delaware corporation, ProEco, Inc., a Delaware corporation, and 2368692 Canada, Inc., a Canadian federal corporation
          (b)       Bank  Accounts  and  Pledged  Certificates  of  Deposit
          (c)       Inventory

Tanknology/NDE Corporation
         (a)        Bank Accounts
         (b)        Accounts Receivable
         (c)        Vehicles
         (d)        Diagnostic Equipment (including equipment on Vehicles)
         (e)        Inventory
         (f)        Furniture and Office Equipment
         (g)        Patents
         (h)        Trademarks
         (i)        Proprietary Software
         (j)        Licensing Agreements

ProEco, Inc.
         (a)        Accounts Receivable
         (b)        Bank Accounts
         (c)        Furniture and Office Equipment
         (d)        Licensing Agreements
         (e)        Inventory

Tanknology-NDE Construction Services, Inc.
         (a)        Accounts Receivable
         (b)        Bank Accounts
         (c)        Patents
         (d)        Furniture and Office Equipment
         (e)        Licensing Agreements
         (f)        Inventory


                                    1.01(a)-1

                                  SCHEDULE 3.10

                              COLLATERAL DOCUMENTS

1.       Stock Powers executed by Tanknology-NDE International, Inc.
         a.       Tanknology/NDE Corporation dated October 25, 1996
         b.       ProEco, Inc. dated October 25, 1996
         c.       2368692 Canada, Inc. dated October 25, 1996
         d.       Tanknology-NDE  Construction  Services,  Inc. dated December
                  23, 1997

2.       Security Agreements
         a. Tanknology-NDE International, Inc. and Bank One, Texas dated October 25, 1996
         b.       Tanknology/NDE  Corporation  and Bank One, Texas dated October
                  25, 1996
         c.       ProEco, Inc. and Bank One, Texas dated October 25, 1996
         d.       Tanknology-NDE  Construction  Services,  Inc. dated December
                  23, 1997

3.       Financing Statements

         Tanknology-NDE International, Inc.
         CALIFORNIA: Secretary of State
         DELAWARE: Secretary of State
         TEXAS: Secretary of State & Travis County

         ProEco, Inc.
         DELAWARE: Secretary of State
         TEXAS: Secretary of State & Travis County

         Tanknology/NDE Corporation
         CALIFORNIA: Secretary of State
         DELAWARE: Secretary of State
         GEORGIA: Gwinnett County
         ILLINOIS: Secretary of State
         MASSACHUSETTS: Secretary of Commonwealth & Agawam Township
         MISSOURI: Secretary of State
         NEW JERSEY: Secretary of State
         OHIO: Secretary of State & Fairfield/Franklin Counties
         TEXAS: Secretary of State & Travis County

         Tanknology-NDE Construction Services, Inc.
         DELAWARE: Secretary of State
         TEXAS: Secretary of State

4.       Certificate of Title Liens
                  Tanknology/NDE Corporation



                                     3.10-1

5.       Assignments of Patents
                  ProEco, Inc.
                  Tanknology/NDE Corporation

6.       Assignments of Trademarks
                  Tanknology/NDE Corporation


                                     3.10-2

                                   EXHIBIT "A"

                       AMENDED AND RESTATED REVOLVING NOTE

$9,000,000.00                                                      June 26, 1998

     FOR VALUE RECEIVED, TANKNOLOGY-NDE INTERNATIONAL, INC., a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, PROECO, INC., a Delaware corporation, TANKNOLOGY-NDE CONSTRUCTION SERVICES, INC., a Delaware corporation, and 2368692 CANADA, INC., a Canadian federal corporation, all of the foregoing having an address at 8900 Shoal Creek, Bldg. 200, Austin, Texas 78757, (collectively, "Borrower") unconditionally promise to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION, (herein called "Bank"), at its offices at 910 Travis, Houston, Texas 77002, the principal sum of NINE MILLION DOLLARS ($9,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Loan Agreement) made by the Bank to the Borrower pursuant to the Loan Agreement, as shown in the records of the Bank, outstanding on such date.

     The undersigned also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement; provided, however, that in no event shall such interest exceed the Maximum Rate (as hereinafter defined).

     "Maximum Rate" means the Maximum Rate of non-usurious interest permitted from day to day by Applicable Law.

     "Applicable Law" means that law in effect from time to time and applicable to this Note which lawfully permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on this Note, including laws of the State of Texas and laws of the United States of America. It is intended that Article 1.04, Title 79, Revised Civil Statutes of Texas, 1927, as amended (Article 5069-1.04, as amended, Vernon's Texas Civil Statutes) shall be included in the laws of the State of Texas in determining Applicable Law; and for the purpose of applying said Article 1.04 to this Note, the interest ceiling applicable to this Note under said Article 1.04 shall be the indicated weekly rate ceiling from time to time in effect. The Borrower and the Bank hereby agree that Chapter 15 of Subtitle 3, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to this Note or the loan transaction evidenced by, and referenced in, the Loan Agreement (hereinafter defined) in any manner, including without limitation, to any account or arrangement evidenced or created by, or provided for in, this Note.

     In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note.

                                                                    ------------
                                                                     Initial for
                                                                  Identification
                                       A-1

The Bank and the Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither the Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by the Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to the Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

     This Note is the Revolving Note referred to in and is entitled to the benefits of a certain Loan Agreement, dated as of October 25, 1996, as amended by that First Amendment dated April 10, 1997, that Second Amendment dated May 20, 1997, that Third Amendment dated December 23, 1997 and that Fourth Amendment dated of even date herewith (as the same may be further amended, modified, supplemented, extended, rearranged and/or restated from time to time, the "Loan Agreement"), entered into by and among Tanknology-NDE International, Inc., (f/k/a NDE Environmental Corporation) et al., as Borrower, and Bank One, Texas, National Association and secured by the Collateral Documents (as such term is defined in the Loan Agreement). Reference is hereby made to the Loan Agreement for a statement of the prepayment rights and penalties and obligations of the Borrower, a description of the properties and assets mortgaged, encumbered and assigned, the nature and extent of the security and the rights of the parties to the Collateral Documents in respect of such security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Loan Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable in accordance with the Loan Agreement, and any indebtedness of the holder hereof to the Borrower may be appropriated and applied hereon.

     In addition to and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     All parties hereto, whether as makers, endorsees, or otherwise, severally waive presentment for payment, demand, protest, notice of intent to accelerate, notice of acceleration and notice of dishonor.

     This Note is issued in substitution for, and in replacement, modification, rearrangement, renewal and extension of, but not in extinguishment of, the outstanding principal indebtedness evidenced by that certain note of


                                                                    ------------
                                                                     Initial for
                                                                  Identification
                                       A-2

Tanknology-NDE International, Inc. (f/k/a NDE Environmental Corporation), Tanknology/NDE Corporation, ProEco, Inc., 2368692 Canada, Inc. (f/k/a/ Tanknology Canada (1988) Inc.) and Tanknology-NDE Construction Services, Inc., dated December 23, 1997, payable to the order of Bank One, Texas, N.A. in the original principal sum of $5,000,000.00, (the "Prior Note"); it being acknowledged and agreed by Borrower that the indebtedness evidenced by this Note constitutes an extension and renewal of the outstanding principal indebtedness evidenced by the Prior Note, and that all security interests and other liens which secure the repayment of the Prior Note shall continue to secure the indebtedness evidenced by this Note.

     THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF TEXAS AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     EXECUTED this 26th day of June, 1998.

TANKNOLOGY-NDE INTERNATIONAL,
INC.

By:    //s// JAY ALLEN CHAFFEE
    -------------------------------
         Jay Allen Chaffee
         Chairman of the Board

TANKNOLOGY/NDE CORPORATION


By:    //s// JAY ALLEN CHAFFEE
    -------------------------------
         Jay Allen Chaffee
         Chairman of the Board

TANKNOLOGY-NDE CONSTRUCTION
SERVICES, INC.


By:    //s// JAY ALLEN CHAFFEE
    -------------------------------
         Jay Allen Chaffee
         Chairman of the Board
PROECO, INC.


By:    //s// JAY ALLEN CHAFFEE
    -------------------------------
         Jay Allen Chaffee
         Chairman of the Board

2368692 CANADA, INC.


By:    //s// JAY ALLEN CHAFFEE
    -------------------------------
          Jay Allen Chaffee
          President

                                   EXHIBIT "B"


                             Compliance Certificate

     I, the ____________________________ of TANKNOLOGY-NDE INTERNATIONAL, INC. (the "Company"), pursuant to Section 5.05 of the Loan Agreement dated as of October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, the Third Amendment dated December 23, 1997, and the Fourth Amendment dated June 26, 1998, by and among BANK ONE, TEXAS, N.A. ("Bank") and the Company et al. (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

         1. No Event of Default (as defined in the Agreement) has occurred and is continuing, and no Unmatured Event of Default (as defined in the Agreement) has occurred and is continuing except for the following events (include actions taken to cure such situations):
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    -----------------------------;

         2. No material adverse change has occurred in the condition, financial or otherwise, of the Company since
                    ----------------;

         3. Except as otherwise stated in the Schedule, if any, attached hereto, each of the representations and warranties of the Company contained in Article IV of the Agreement is true and correct in all respects; and

         4. The Company's financial condition for the month ending __________ is as follows:

       Financial Covenant          Time Period           Required Ratio                                           Actual Ratio
================================= ==============  =============================================================  ==============
(a) Net Worth                      Term of Loan    Not less than the  Consolidated  Net  Worth as of  12/31/97, with allowable  cumulative interim losses during fiscal year
                                                   1998 of not more than $1,000,000.00 (tested as of the end of each calendar quarter),  and as of 12/31/98, and thereafter, maintain  at least  the  Consolidated  Net  Worth in  effect
                                                   12/31/97  plus 70% of  Borrower's  Net Income (if  positive)
                                                   after 12/31/98.

(b) Capital Expenditures           Term of Loan    Not more than  $3,000,000 for fiscal 1998 and $2,000,000 for each year thereafter.

(c) Debt Service Coverage Ratio    Term of Loan    Not less than 1.2 to 1.0

(d) Adjusted  Liabilities  to      Term of Loan    12/23/97 - 6/30/98 not more than 2.25 to 1.0; 7/1/98 -
    Adjusted Net Worth                             9/30/98  not more  than 2.00 to 1.0;  10/1/98 - 6/30/99  not more than 1.75 to 1.0;  7/1/99 - 12/31/99 not more than 1.25 to 1.0; and after 12/31/99 not more than 1.0 to 1.0.

================================= ==============  =============================================================  ==============


This certificate is executed this ___ day of ___________ 199__.


                       TANKNOLOGY-NDE INTERNATIONAL, INC.


                                            -----------------------------------
                       By: ______________________________
                       Its: ______________________________

                                   EXHIBIT "C"

                           BORROWING BASE CERTIFICATE

     I, the ___________________________ of TANKNOLOGY-NDE INTERNATIONAL, INC. (the "Company"), pursuant to Section 2.06 of the Loan Agreement dated as of October 25, 1996, as amended by the First Amendment dated April 10, 1997, the Second Amendment dated May 20, 1997, the Third Amendment dated December 23, 1997, and the Fourth Amendment dated as of June 26, 1998, by and among BANK ONE, TEXAS, N.A. ("Bank") and the Company et al. (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

     1. The Borrowing Base calculated pursuant to the Agreement effective as of ____________, 199__, is $___________.

     2. The Borrowing Base stated in paragraph 1 hereof is the lesser of (a) $9,000,000.00, or (b) eighty percent (80%) of Eligible Accounts of the Borrower, plus the lesser of (i) fifty percent (50%) of the then-current market value of Borrower's Inventory, or (ii) $500,000.00.

     3. The Eligible Accounts of the Borrower total $_________, which is comprised of the following components:

          a.   Total of Accounts meeting the following criteria: $___________

               (1) The Account arose from a bona fide outright sale of Goods by the Borrower or from bona fide services performed by the Borrower, and such Goods have been shipped to the appropriate account debtors or their designees (or the sale has otherwise been consummated), or the services have been performed for the appropriate account debtors;

               (2) The Account is based upon an enforceable order or contract, written or oral, for Goods shipped or held or for services performed, and the same were shipped, held, or performed in accordance with such order or contract;

               (3) The title of the Borrower to the Account and, except as to the account debtor, to any Goods is absolute and is not subject to any prior assignment, claim, lien, or security interest, except Permitted Liens;

               (4) The amount shown on the books of the Borrower and on any invoice or statement delivered to the Bank is owing to the Borrower; and

               (5) The account debtor has not returned or refused to retain, or otherwise notified the Borrower of any dispute concerning, or claimed nonconformity of, any of the Goods or services from the sale of which the Account arose;

                  b. Minus the sum of:

               (1) $____________ for any claim of reduction, counterclaim, set-off, recoupment, or any claim for credits, allowances, or adjustments by the account debtor of any of the foregoing Accounts, because of returned, inferior, or damaged Goods or unsatisfactory services, or for any other reason;

               (2) $____________ for any partial payment that has been made on any of the foregoing Accounts by anyone;

               (3) $____________ for any part of any of the foregoing Accounts that is due and payable more than thirty (30) days from the date of the invoice therefor;

               (4) $____________ for any part of any of the foregoing Accounts is more than ninety (90) days past due or is outstanding more than one hundred twenty (120) days from the date of the invoice therefore;

               (5) $____________ for any of the foregoing Accounts that arise out of a contract with, or order from, an account debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Borrower to the Bank of the Account arising with respect thereto;

               (6) $____________ for the amount or value of any note, trade acceptance, draft, or other Instrument with respect to, or in payment of, any of the foregoing Accounts, or any Chattel Paper with respect to the Goods giving rise to any such Account, unless, if any such Instrument or Chattel Paper has been received, the Borrower has notified the Bank and, at the Banks's request, has endorsed or assigned and delivered the same to the Bank;

               (7) $____________ for any Account payable by an account debtor as to which the Borrower has received any notice of the death of the account debtor or a partner thereof; or of the dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, the account debtor;

               (8) $____________ for any Account payable by an account debtor that is a Subsidiary or other Affiliate of the Company;

               (9) $____________ for any Account payable by an account debtor whose principal place of business is outside of the United States of America, its territories and possessions;

               (10) $____________ for the aggregate amount of all Accounts owed by any account debtor as to which more than 25% of such account debtor's aggregate

                  Account total is more than ninety (90) days past due or is outstanding more than one hundred twenty (120) days from the date of the invoice therefore;

                           (11) $____________ for any Account insofar as such Account constitutes more than twenty-five percent (25%) of the aggregate total of Eligible Accounts in (a) hereinabove; and

                           (12) $____________ for any Account that Bank has given notice to Company that the Bank has deemed such Account ineligible (i) because of a reasonable uncertainty about the creditworthiness of the account debtor; or (ii) because the Bank otherwise reasonably considers the collateral value thereof to the Bank to be impaired or its ability to realize such value to be insecure.

     4. Borrower's Inventory totals $______________.

     5. The worksheet used to calculate the Borrowing Base is attached as Exhibit "A".

     Capitalized terms used herein shall have the meanings assigned in the Agreement unless otherwise defined herein.

     This certificate is executed this ___ day of ____________ 199__.

                       TANKNOLOGY-NDE INTERNATIONAL, INC.


                        By: _____________________________
                       Its: _____________________________

                                   Exhibit "A"
                          to Borrowing Base Certificate

                                    Worksheet

                                                                     EXHIBIT "D"

                     Form of Opinion of Counsel for Borrower
                              Baker & Botts, L.L.P.

     (1) The Borrower and the Subsidiaries are corporations duly organized, existing, and in good standing under the Laws of their respective states of incorporation [naming such states] and are qualified to transact business and are in good standing in those states where the nature of business or property owned by them requires qualification, as set forth in Schedule 4.01, attached hereto and made a part hereof, and, to the knowledge of such counsel, are not required to be qualified as a foreign corporation in any other jurisdiction;

     (2) The Borrower has the power to execute and deliver this Fourth Amendment, to borrow money hereunder, to grant the Collateral required hereunder, to execute and deliver the Amended and Restated Revolving Note, and Collateral Documents, and to perform its obligations hereunder and thereunder;

     (3) All corporate actions by the Borrower and all consents and approvals of any Persons necessary to the validity of this Fourth Amendment, the Amended and Restated Revolving Note, the Collateral Documents, and each other document to be delivered hereunder have been duly taken or obtained, and this Fourth Amendment, Amended and Restated Revolving Note, and the Collateral Documents, and such other documents do not conflict with any provision of the charter or by-laws of the Borrower, or of any applicable Laws, or any other agreement binding the Borrower or its property of which, after reasonable inquiry, such counsel has knowledge; and

     (4) This Fourth Amendment, the Amended and Restated Revolving Note, and Collateral Documents to be delivered hereunder have been duly executed by, and each is a valid and binding obligation of, the Borrower; each of the foregoing documents is in all respects sufficient to achieve its purported function and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally or by general equitable principles.

                                   EXHIBIT "E"

          First Amendment to Intercreditor and Subordination Agreement

                                   EXHIBIT "F"

                 Second Amended and Restated Standby Commitment


                                       F-1